                                                                 Exhibit (a)(13)


                                AMENDMENT NO.12
                                    TO THE
                             DECLARATION OF TRUST
                                      OF
                              GOLDMAN SACHS TRUST

     This AMENDMENT NO. 12 dated the 26th day October, 1999 to the AGREEMENT AND DECLARATION OF TRUST (the "Declaration"), as amended, dated the 28th day of January, 1997 is made by the Trustees name below;

     WHEREAS, the Trustees have established a trust for the investment and reinvestment of funds contributed thereto;

     WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate Series;

     WHEREAS, the Trustees desire to create new Series and designate new Classes of shares;

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article V, Section 1 of the Declaration, hereby amend the Declaration as follows:

     The Trust shall consist of one or more Series. Without limiting the authority of the Trustees to establish and designate any further Series, the Trustees hereby establish the following 52 Series: Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Balanced Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio, Institutional Liquid Assets- - Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs-Financial Square Prime

     Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Premium Money Market Fund, Goldman Sachs-Financial Square Municipal Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, and Goldman Sachs-Financial Square Treasury Instruments Fund (the "Existing Series"). Each additional Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish the following classes of shares with respect to the series set forth below:

Class A Shares:     Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs
                    Global Income Fund, Goldman Sachs Government Income Fund,
                    Goldman Sachs Municipal Income Fund, Goldman Sachs High
                    Yield Fund, Goldman Sachs Short Duration Government Fund,
                    Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs
                    Core Fixed Income Fund, Goldman Sachs Balanced Fund, Goldman
                    Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap
                    Equity Fund, Goldman Sachs CORE International Equity Fund,
                    Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs
                    Growth and Income Fund, Goldman Sachs Mid Cap Value Fund,
                    Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap
                    Value Fund, Goldman Sachs International Equity Fund, Goldman
                    Sachs Emerging Markets Equity Fund, Goldman Sachs Asia
                    Growth Fund, Goldman Sachs Real Estate Securities Fund,
                    Goldman Sachs International Small Cap Fund, Goldman Sachs
                    Japanese Equity Fund, Goldman Sachs European Equity Fund,
                    Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs
                    Strategic Growth Fund, Goldman Sachs Growth Opportunities
                    Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs
                    Large Cap Value Fund, Goldman Sachs Growth Strategy
                    Portfolio, Goldman Sachs Aggressive Growth Strategy
                    Portfolio, Goldman Sachs Balanced Strategy Portfolio,
                    Goldman Sachs Growth and Income Strategy Portfolio, Goldman
                    Sachs Conservative Strategy Portfolio.

Class B Shares      Goldman Sachs Global Income Fund, Goldman Sachs Government
                    Income Fund, Goldman Sachs Municipal Income Fund, Goldman
                    Sachs High Yield Fund, Goldman Sachs Short Duration
                    Government Fund, Goldman Sachs Short Duration Tax-Free Fund,
                    Goldman Sachs Core Fixed Income Fund, Goldman Sachs Balanced
                    Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs
                    CORE Small Cap Equity Fund, Goldman Sachs CORE International
                    Equity Fund, Goldman Sachs CORE Large Cap Growth Fund,
                    Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap
                    Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs
                    Small Cap Value Fund, Goldman Sachs International Equity
                    Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman
                    Sachs Asia Growth Fund, Goldman Sachs International Small
                    Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs
                    CORE Large Cap Value Fund, Goldman Sachs Growth
                    Opportunities Fund, Goldman Sachs Strategic Growth Fund,
                    Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs Large
                    Cap Value Fund, Institutional Liquid Assets Prime
                    Obligations Portfolio, Goldman Sachs Real Estate Securities
                    Fund, Goldman Sachs European Equity Fund, Goldman Sachs
                    Growth Strategy Portfolio, Goldman Sachs Aggressive Growth
                    Strategy Portfolio, Goldman Sachs Balanced Strategy
                    Portfolio, Goldman Sachs Growth and Income Strategy
                    Portfolio, Goldman Sachs Conservative Strategy Portfolio.

Class C Shares      Goldman Sachs Global Income Fund, Goldman Sachs Government
                    Income Fund, Goldman Sachs Municipal Income Fund, Goldman
                    Sachs High Yield Fund, Goldman Sachs Short Duration
                    Government Fund, Goldman Sachs Short Duration Tax-Free Fund,
                    Goldman Sachs Core Fixed Income Fund, Goldman Sachs Balanced
                    Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs
                    CORE Small Cap Equity Fund, Goldman Sachs CORE International
                    Equity Fund, Goldman Sachs CORE Large Cap Growth Fund,
                    Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap
                    Value Fund, Goldman Sachs Capital

                       Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Institutional Liquid Assets Prime Obligations Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio.

Institutional Shares:  Goldman Sachs Adjustable Rate Government Fund, Goldman
                       Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Balanced Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Premium Money Market Fund, Goldman Sachs-Financial Square Municipal Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio.

Service Shares:        Goldman Sachs Adjustable Rate Government Fund, Goldman
                       Sachs Short Duration Government Fund, Goldman Sachs Short
                       Duration Tax- Free Fund, Goldman Sachs Government Income
                       Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs
                       Core Fixed Income Fund, Goldman Sachs Global Income Fund,
                       Goldman Sachs High Yield Fund, Goldman Sachs Balanced
                       Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs
                       Capital Growth Fund, Goldman Sachs CORE U.S. Equity Fund,
                       Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs
                       CORE Small Cap Equity Fund, Goldman Sachs CORE
                       International Equity Fund, Goldman Sachs Growth and
                       Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman
                       Sachs International Equity Fund, Goldman Sachs Emerging
                       Markets Equity Fund, Goldman Sachs Asia Growth Fund,
                       Goldman Sachs International Small Cap Fund, Goldman Sachs
                       Japanese Equity Fund, Goldman Sachs Real Estate
                       Securities Fund, Goldman Sachs European Equity Fund,
                       Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs
                       Strategic Growth Fund, Goldman Sachs Growth

                        Opportunities Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Premium Money Market Fund, Goldman Sachs-Financial Square Municipal Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio.

Administration Shares:  Goldman Sachs-Financial Square Prime Obligations Fund,
                        Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Premium Money Market Fund, Goldman Sachs-Financial Square Municipal Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio and Institutional Liquid Assets-Tax-Exempt California Portfolio.

Preferred
Administration Shares:  Goldman Sachs-Financial Square Prime Obligations Fund,
                        Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Premium Money Market Fund, Goldman Sachs-Financial Square Municipal Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund and Goldman Sachs-Financial Square Treasury Instruments Fund. Cash Management Shares: Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio.

Select Shares:      Goldman Sachs-Financial Square Prime Obligations Fund,
                    Goldman Sachs-Financial Square Government Fund, Goldman
                    Sachs-Financial Square Treasury Obligations Fund, Goldman
                    Sachs-Financial Square Money Market Fund, Goldman
                    Sachs-Financial Square Premium Money Market Fund, Goldman
                    Sachs-Financial Square Municipal Money Market Fund, Goldman
                    Sachs-Financial Square Tax-Free Money Market Fund, Goldman
                    Sachs-Financial Square Federal Fund and Goldman
                    Sachs-Financial Square Treasury Instruments Fund.

     All capitalized terms which are not defined herein shall have the same meanings as are assigned to those terms in the Declaration.

     IN WITNESS WHEREOF, the undersigned have executed this instrument as of the date first written above.

                   /s/ Ashok N. Bakhru,
                   _________________________________________
                   Ashok N. Bakhru,
                   as Trustee and not individually


                   /s/ David B. Ford,
                   _________________________________________
                   David B. Ford,
                   as Trustee and not individually


                   /s/ Douglas Grip,
                   _________________________________________
                   Douglas Grip,
                   as Trustee and not individually


                   /s/ John P. McNulty,
                   _________________________________________
                   John P. McNulty,
                   as Trustee and not individually,


                   /s/ Mary P. McPherson
                   _________________________________________
                   Mary P. McPherson
                   as Trustee and not individually,


                   /s/ Alan A. Shuch
                   _________________________________________
                   Alan A. Shuch
                   as Trustee and not individually,

                   /s/ Jackson W. Smart, Jr.
                   _________________________________________
                   Jackson W. Smart, Jr.
                   as Trustee and not individually,


                   /s/ William H. Springer
                   _________________________________________
                   William H. Springer
                   as Trustee and not individually,


                   /s/ Richard P. Strubel
                   _________________________________________
                   Richard P. Strubel
                   as Trustee and not individually,